CERTIFICATE OF FORMATION

                                       OF

           CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND
                           PORTFOLIOS (SERIES M) LLC


          This Certificate of Formation of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios (Series M) LLC (the "LLC"), dated as of November 13, 2006, is being executed and filed by Nathan J. Greene, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. Section 18-101, et. seq.).

     FIRST The name of the limited liability company is Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios (Series M) LLC.

     SECOND The address of its registered office in the State of Delaware is the The Corporation Trust Company, Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801


          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios (Series M) LLC this 13th day of November, 2006.





                                                  By: /s/Nathan J. Greene
                                                      --------------------------
                                                      Name:  Nathan J. Greene
                                                      Title:   Authorized Person

                            CERTIFICATE OF FORMATION

                                       OF

           CITIGROUP ALTERNATIVE INVESTMENTS MULTI-ADVISER HEDGE FUND
                           PORTFOLIOS (SERIES M) LLC


          This Certificate of Formation of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios (Series M) LLC (the "LLC"), dated as of November 13, 2006, is being executed and filed by Nathan J. Greene, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. Section 18-101, et. seq.).

     FIRST The name of the limited liability company is Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios (Series M) LLC.

     SECOND The address of its registered office in the State of Delaware is the The Corporation Trust Company, Corporation Trust Company, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801


          IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios (Series M) LLC this 13th day of November, 2006.





                                                  By: /s/Nathan J. Greene
                                                      --------------------------
                                                      Name:  Nathan J. Greene
                                                      Title:   Authorized Person